UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C. 20549

				   FORM 8-K

				CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007


				THE EVEREST FUND, L.P.
		(Exact name of registrant as specified in its charter)

                 		Iowa 			0-17555 	    42-1318186
      (State or other jurisdiction
      of incorporation) 	(Commission file number) (IRS Employer
      							Identification No.)


			1100 North 4th Street
				Suite 143
			Fairfield, Iowa 52556
		(Address of principal executive offices)

Registrant's telephone number, including area code: (641) 472-5500

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)


      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










On September 18, 2007, Spicer Jeffries LLP resigned as The Everest Fund, LP's principal independent accountant.
        Spicer Jeffries LLP resigned due to the rules under the Sarbanes-Oxley Act of 2002 regarding partner rotation. Spicer Jeffries LLP will not be considered independent with respect to the Everest Fund, LP. for the December 31, 2007 audit. The report on the financial statements prepared by Spicer Jeffries
LLP for the years ended December 31, 2006, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. We did not have any disagreements with Spicer Jeffries LLP on any accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
        We provided Spicer Jeffries LLP with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Form
8-K and, if not, stating the aspects with which they do not agree. A copy of the letter provided by Spicer Jeffries LLP is attached to this Form 8-K as Exhibit A.
                Neither Everest Fund, LP nor anyone on our behalf consulted Spicer Jeffries LLP on any matter relating to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements.



Exhibit A


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously the principal accountants for Everest Fund, LP and, under the date of March 15, 2007, we reported on the financial statements of Everest Fund, LP as of and for the years ended December 31, 2006, 2005 and 2004. Effective September 17, 2007, Spicer Jeffries LLP is resigning as the principal accountants due to the rules under the Sarbanes-Oxley Act of 2002 regarding partner rotation. We regret taking this action but due to the partner rotation rule as stated above, Spicer Jeffries LLP will not be considered independent with respect to the Everest Fund, LP s December 31, 2007 audit. We have read Everest Fund, LP s statements included under Item 4 of its Form 8-K dated September 18, 2007, and we agree with such statements.

/s/ SPICER JEFFRIES LLP
Greenwood Village, Colorado
September 18, 2007





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2007.



      THE EVEREST FUND, L.P.

      By: Everest Asset Management, Inc.,
      General Partner

      By: /s/ Peter Lamoureux


        Peter Lamoureux
        President, Secretary, Treasurer and Director